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                                                                   EXHIBIT 10.13


                                AMENDMENT NO. 1
                                    TO THE
                             INVESTMENT AGREEMENT

     THIS AMENDMENT NO. 1 (the "Amendment") to that certain Investment Agreement dated May 26, 1999 (the "Agreement") by and among Opinion Research Corporation (the "Company"), Allied Capital Corporation ("Allied Capital") and Allied Investment Corporation ("Allied Investment", and together with Allied Capital, "Allied") is made as of this 1st day of September, 2000 by and among the Company and Allied. All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Agreement.

                                   RECITALS:

     WHEREAS, the Company and Allied are parties to the Agreement;

     WHEREAS, pursuant to Section 8.8 of the Agreement, the Company and Allied desire to amend certain provisions thereof in connection with the Company's sale of its equity securities; and

     WHEREAS, Allied is the holder of at least a majority in interest of the Debentures.

                                  AGREEMENT:

     NOW THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Allied and its successors and assigns with respect to the Debentures or the Warrant and the Company hereby agree as follows:

1.   Section 6.4(a)(iii) of the Agreement shall hereby be amended and restated
     -------------------
in its entirety as follows:

          "(iii) the Company may make a single acquisition of another entity at a total consideration of $5,000,000 or less in any rolling twelve (12) month period or two or more acquisitions of other entities at an aggregate consideration of $7,500,000 or less in any rolling twelve (12) month period; and"

2. All references to the Agreement shall be deemed to refer to the Agreement as amended hereby.

3. Except as otherwise expressly set forth in this Amendment, the Agreement shall continue to be in full force and effect in accordance with its terms.

4. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.
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     IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the
Investment Agreement as of the date first written above.

                           OPINION RESEARCH CORPORATION


                           By:  /s/ Kevin P. Croke
                                _______________________________
                            Name:   Kevin P. Croke
                            Title:  Executive Vice President


                           ALLIED CAPITAL CORPORATION


                           By:  /s/ Michael Gaffney
                                _______________________________
                            Name:   Michael Gaffney
                            Title:  Principal


                           ALLIED INVESTMENT CORPORATION


                           By:  /s/ Michael Gaffney
                                _______________________________
                            Name:   Michael Gaffney
                            Title:  Principal